UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 30, 2013

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 30, 2013, in connection with the closing of the acquisition (the “Acquisition”) of all of the outstanding common units of EF&A Funding, L.L.C., d/b/a Alliant Capital LLC, a Michigan limited liability company (“Alliant”), Alliant became a wholly owned subsidiary of Ares Commercial Real Estate Corporation, a Maryland corporation.  Alliant changed its name to ACRE Capital LLC (“ACRE Capital”) following the closing of the Acquisition and is a party to the Fifth Amended and Restated Mortgage and Warehousing Security Agreement, dated as of April 17, 2010, with Bank of America, N.A., as Credit Agent, and the lenders party thereto (as amended by the First Amendment, dated June 30, 2010, the Second Amendment, dated June 30, 2011, the Third Amendment, dated June 20, 2012, the Fourth Amendment, dated August 1, 2012, and the Fifth Amendment, dated June 28, 2013, collectively, the “Prior Bank of America Warehousing Agreement”).

On September 5, 2013, ACRE Capital entered into a Sixth Amendment to the Prior Bank of America Warehousing Facility (as amended by such Sixth Amendment, the “Bank of America Warehousing Agreement”), pursuant to which Bank of America, among other things, consented to the Acquisition.  The Bank of America Warehousing Agreement provides for a committed warehouse line of up to $100 million (which includes a $20 million accordion feature) that matures on January 31, 2014.  The Bank of America Warehousing Agreement provides ACRE Capital with the ability to fund its Fannie Mae and FHA loans.  Advances are made at 100% of the loan balance and, subject to certain limited exceptions, borrowings under the Bank of America Warehousing Agreement bear interest at a rate derived from LIBOR for a one-month interest period plus an applicable margin of 1.6%.  As of August 30, 2013, ACRE Capital had approximately $14.5 million of borrowings outstanding under this warehouse line and corresponding loans held for sale.

The obligations of ACRE Capital under the Bank of America Warehousing Agreement are secured by a lien in all of ACRE Capital’s right, title and interest in all mortgage loans financed by this facility from time to time and related mortgages and security agreements evidencing or securing those mortgage loans (“Pledged Loans”), all mortgage-backed securities that are created in whole or in part on the basis of Pledged Loans and certain other related collateral as further described in the Bank of America Warehousing Agreement.

The Bank of America Warehousing Agreement contains certain affirmative and negative covenants that are binding on ACRE Capital (which are in some cases subject to exceptions), including, but not limited to, restrictions on the ability of ACRE Capital to undertake certain fundamental changes such as mergers, amendments to its operating agreement, liquidations, dissolutions or dispositions of substantial portions of its assets or businesses; to issue, sell, assign, pledge or otherwise encumber or dispose of any membership interest; to redeem, repurchase or otherwise acquire or retire any of its membership interest; to incur, create, assume, become liable for or permit to exist any indebtedness; to make certain distributions; to make payments on subordinated indebtedness; to incur, create, assume or permit to exist any lien; to alter the nature of its principal business; or to make certain investments.

In addition, the Bank of America Warehousing Agreement requires ACRE Capital to comply with certain financial covenants, including:

•                  a tangible net worth covenant;

•                  a leverage ratio covenant;

•                  a liquidity covenant;

•                  a servicing portfolio covenant;

•                  a delinquencies covenant; and

•                  a minimum deposits covenant.

The Bank of America Warehousing Agreement contains customary events of default (which are in some cases subject to certain exceptions, thresholds, notice requirements and grace periods), including, but not limited to, nonpayment of principal or interest, failure to observe or perform covenants, breaches of representations and warranties, cross-defaults with certain other agreements or indebtedness, final judgments or orders, certain bankruptcy-related events or other relief proceedings or a Change of Control or Management (as defined in the Bank of America Warehousing Agreement).

The foregoing description is only a summary of certain material provisions of the Bank of America Warehousing Agreement, and is qualified in its entirety by reference to a copy of such agreement, which is filed herewith as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 and by this reference incorporated herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

In addition, ACRE Capital has a $105 million uncommitted facility with Fannie Mae under Fannie Mae’s ASAP funding program. After approval of certain loan documents, Fannie Mae will fund loans by advancing 99% of the loan balance.  These advances must be used to repay the primary warehouse line. Borrowings under this program currently bear interest at the average 30-day LIBOR, with a minimum LIBOR rate of 35 basis points, plus 140 basis points. As of August 30, 2013, ACRE Capital had no borrowings outstanding under this program. There is no expiration date for this facility.

The Fannie Mae facility described above contains a cross-default provision, such that if a default occurs under any of ACRE Capital’s debt agreements, it will constitute an event of default under the Fannie Mae facility and a breach of ACRE Capital’s DUS lender agreements with Fannie Mae. As of August 30, 2013, ACRE Capital was in material compliance with all of its debt agreements.

As an approved Fannie Mae Delegated Underwriting and Servicing (DUS) program lender, ACRE Capital shares risk with Fannie Mae for a portion of the losses that may result from a borrower’s default.

Item 9.01  Financial Statements and Exhibits.

(d)                           Exhibits:

Exhibit Number	Exhibit Description
10.1

Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of April 17, 2010, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.2

First Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 30, 2010, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.3

Second Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 30, 2011, by and among EF&A Funding, L.L.C (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.4

Third Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 20, 2012, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.5

Fourth Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of August 1, 2012, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.6

Fifth Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 28, 2013, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.7

Sixth Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of September 5, 2013, by and among ACRE Capital LLC, Bank of America, N.A., as Credit Agent, and the Lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       September 5, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Timothy B. Smith
Name:	Timothy B. Smith
Title:	Vice President

Exhibit Index

Exhibit Number	Exhibit Description
10.1

Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of April 17, 2010, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.2

First Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 30, 2010, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.3

Second Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 30, 2011, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.4

Third Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 20, 2012, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.5

Fourth Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of August 1, 2012, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.6

Fifth Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of June 28, 2013, by and among EF&A Funding, L.L.C. (now known as ACRE Capital LLC), Bank of America, N.A., as Credit Agent, and the Lenders party thereto

10.7

Sixth Amendment to Fifth Amended and Restated Mortgage Warehousing and Security Agreement, dated as of September 5, 2013, by and among ACRE Capital LLC, Bank of America, N.A., as Credit Agent, and the Lenders party thereto